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                                  EXHIBIT 23.1

                        CONSENT OF S. R. SNODGRASS, A.C.


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                                                                    EXHIBIT 23.1








                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Citizens Financial Services, Inc. on Form S-3 of our report dated February 9, 2001 appearing in the Annual Report on Form 10-K of Citizens Financial Services, Inc. for the year ended December 31, 2000.





/s/ S.R. Snodgrass, A.C.
Wexford, PA
April 2, 2001